UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2009

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

755 N. Mathilda Avenue

Sunnyvale, California 94085

(Address of principal executive offices, with zip code)

(408) 731-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        Completion of Acquisition or Disposition of Assets.

On June 9, 2009, MoSys, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on June 5, 2009, it had acquired Prism Circuits, Inc. (Prism Circuits), a Delaware corporation and provider of semiconductor interface intellectual property.  In that Current Report, the Company indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed by amendment. This Amendment No. 1 to the June 9, 2009 Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01         Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired

The following consolidated financial statements of Prism Circuits, Inc. are attached as Exhibit 99.1 to this Form 8-K/A:

Consolidated Balance Sheets as of December 31, 2008 and March 31, 2009 (unaudited)

Consolidated Statements of Operations for the year ended December 31, 2008 and three months ended March 31, 2009 (unaudited) and March 31, 2008 (unaudited)

Consolidated Statements of Cash Flows for the year ended December 31, 2008 and three months ended March 31, 2009 (unaudited) and March 31, 2008 (unaudited)

Consolidated Statements of Stockholders’ Equity for the year ended December 31, 2008 and the three months ended March 31, 2009 (unaudited)

Notes to the Consolidated Financial Statements

(b)     Pro Forma Financial Information

The pro forma financial information with respect to the acquisition of Prism Circuits, Inc. is attached as Exhibit 99.2 to this Form 8-K/A:

Unaudited Pro Forma Condensed Combined Consolidated Financial Information (Introduction)

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2009

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2008

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the three months ended March 31, 2009

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Accountants.

99.1

Consolidated Financial Statements of Prism Circuits, Inc. as of and for the year ended December 31, 2008, the three months ended March 31, 2009 (unaudited) and the three months ended March 31, 2008 (unaudited).

99.2	Unaudited pro forma condensed combined consolidated financial information of MoSys, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: August 19, 2009	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Accountants.

99.1

Consolidated Financial Statements of Prism Circuits, Inc. as of and for the year ended December 31, 2008, the three months ended March 31, 2009 (unaudited) and the three months ended March 31, 2008 (unaudited).

99.2	Unaudited pro forma condensed combined consolidated financial information of MoSys, Inc.